UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21 , 2010

WOODSTOCK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-32997	58-2161804
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

117 Towne Lake Parkway, Suite 200, Woodstock, GA 30188

(Address, including zip code, of principal executive offices)

(800) 478-2602

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On December 21, 2010 the Board of Directors declared a cash dividend of one cent ($.01) per share of Common Stock payable December 31, 2010 to shareholders of record on that date .

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodstock Financial Group, Inc.

Date: December 21, 2010	By:	/s/ Melissa L. Whitley
Melissa L. Whitley
Chief Financial Officer